Exhibit 99.3

NAVIGATOR Study Update CTOS 2018 Annual Meeting November 15, 2018 Avapritinib precision therapy in advanced GIST

Conference call participants Jeff Albers Chief Executive Officer, Blueprint Medicines Ben Wolf, MD, PhD SVP Clinical Development, Blueprint Medicines Michael Heinrich, MD Professor of Medicine, Oregon Health and Sciences University 2

Forward-looking statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ta rget” and similar expressions are intended to identify forward- looking statements, although not all forward-looking statements contain these identifying words. In this presentation, forward-looking statements include, without limitation, statements about plans and timelines for the development of avapritinib, BLU-554, BLU-667 and BLU-782 and the ability of Blueprint Medicines Corporation (the “Company”) to implement those clinical development plans, including p lans and timelines for initiating the Phase 2 PIONEER trial, initiating the Phase 3 COMPASS-2L trial and completing enrollment in the Phase 3 VOYAGER trial; the potential benefits of the Company’s current and future drug candidates in treating patients, including the potential benefits of avapritinib in treating patients with GIST; plans and timelines for regulatory submissions, filings or discussions, including plans and timelines for submitting a new drug application to the U.S. Food and Drug Administration (the “FDA”) for avapritinib for the treatment of PDGFRA-driven GIST and fourth-line GIST; expectations regarding potential milestones; and the Company’s strategy, business plans and focus. The Company has base d these forward-looking statements on management’s current expectations, assumptions, estimates and projections. While the Company believes these expectations, ass umptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other im portant factors, many of which are beyond the Company’s control and may cause actual results, performance or achievements to differ materially from those expressed or impl ied by any forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the delay of any current or planned clinica l trials or the development of the Company's drug candidates, including avapritinib, BLU-554, BLU-667 and BLU-782; the Company's advancement of multiple early-stage efforts; the Company's ability to successfully demonstrate the efficacy and safety of its drug candidates; the preclinical and clinical results for the Company's drug candidates, which may not support further development of such drug candidates; actions or decisions of regulatory agencies or authorities, which may affect the initiation, timing and progress of clinical trials; the Company’s ability to obtain, maintain and enforce patent and other intellectual property protection for any drug candidates it is developing; the Company's ability to develop and commercialize companion diagnostic tests for its current and future drug candidates, including companion diagnostic tests for avapritinib for PDGFRα D842V-driven gastrointestinal stromal tumors, BLU-554 for FGFR4-driven hepatocellular carcinoma and BLU-667 for RET-driven non-small cell lung cancer; and the success of the Company’s current and future collaborations, including its cancer immunotherapy collaboration with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. and its collaboration with CStone Pharmaceuticals. These and other risks and uncertainties are described in greater detail under “Risk Factors” in the Company’s Quarterly Repor t on Form 10-Q for the quarter ended September 30, 2018, as filed with the Securities and Exchange Commission (“SEC”) on October 30, 2018, and any other filings the Company has made or may make with the SEC in the future. The Company cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that the Company’s expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward -looking statements in this presentation are made only as of the date hereof, and except as required by law, the Company undertakes no obligation to update any forward -looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also contains estimates, projections and other statistical data made by independent parties and by the Comp any relating to market size and growth and other data about the Company’s industry. These data involve a number of assumptions and limitations, and you are cautioned not to give u ndue weight to such estimates. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. 3

Welcome Jeff Albers, Chief Executive Officer

Precision therapies for people with cancer and rare diseases A NEW WAY OF LOOKING AT KINASE MEDICINES WITH A FOCUS ON CORE AREAS OF EXPERTISE GENOMICALLY DEFINED CANCERS CANCER IMMUNOTHERAPY SELECTIVE NON-SELECTIVE AVAPRITINIB SUTENT® (SUNITINIB) Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. RARE DISEASES 5

Avapritinib is a potent and highly selective KIT and PDGFRA inhibitor



- Ongoing development in advanced GIST and systemic mastocytosis (SM)
- Breakthrough Therapy Designations for PDGFRα D842V GIST and advanced SM
- Planned NDA in 1H 2019 for PDGFRA-driven and ≥4L GIST
- Blueprint Medicines retains global commercial rights, excluding Greater China*
  - ~30,000 patients across relevant GIST and SM populations in US, EU5 and Japan**

	Advanced GIST Development Program		Systemic Mastocytosis Development Program		
Clinical trial	NAVIGATOR	VOYAGER	EXPLORER	PATHFINDER	PIONEER
Populations	• PDGFRα D842V • 2L • 3L • 4L	• 3L • 4L	• Advanced SM	• Advanced SM	• Indolent SM • Smoldering SM

*CStone Pharmaceuticals has exclusive rights to develop and commercialize avapritinib in Mainland China, Hong Kong, Macau and Taiwan.
**Represents estimated number of patients with PDGFRA-driven GIST; 2L, 3L, 4L KIT-driven GIST; and advanced, smoldering and indolent SM.
2L, second line; 3L, third line; 4L, fourth line; GIST, gastrointestinal stromal tumors, NDA, new drug application.
Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content.

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Avapritinib is Highly Active and Well-tolerated in Patients With Advanced GIST Driven by a Diverse Variety of Oncogenic Mutations in KIT and PDGFRA Michael Heinrich, Margaret von Mehren, Robin L. Jones, Sebastian Bauer, Yoon-Koo Kang, Patrick Schöffski, Ferry Eskens, César Serrano, Philippe A. Cassier, Olivier Mir, William D. Tap, Piotr Rutkowski, Jonathan Trent, Shreyaskumar Patel, Sant P. Chawla, Teresa Zhou, Tamieka Lauz, Oleg Schmidt-Kittler, Khalid K. Mamlouk, Beni B. Wolf, Suzanne George Connective Tissue Oncology Society 2018 Annual Meeting Rome, Italy • November 15, 2018 Abstract no: 3027631

Disclosures • Avapritinib is an investigational agent discovered and currently in development by Blueprint Medicines Corporation (Blueprint Medicines) • Data are preliminary and based on a cutoff date of October 15, 2018 • Dr. Michael Heinrich is an investigator for Blueprint Medicines’ ongoing Phase 1 study in unresectable gastrointestinal stromal tumors • Dr. Michael Heinrich has the following disclosures: – Consultant: Blueprint Medicines, Novartis, Molecular MD, Deciphera – Research funding: Blueprint Medicines, Deciphera – Stock or stock options: Molecular MD – Patents: 4 patents on diagnosis and treatment of PDGFR-mutant GIST, 1 patent on imatinib treatment of GIST 8

Avapritinib: a highly selective and potent KIT/PDGFRA inhibitor for GIST

GIST mutation(s)		Medical need by mutation	Avapritinib biochemical IC_{50}[1]
KIT Exon 11 deletion	JM domain	1L imatinib is effective 2L sunitinib/3L regorafenib have low ORR/short PFS	0.6 nM
KIT Exon 11 V560G			1 nM
KIT Exon 11/13	ATP binding site	Approved 2L/3L agents have low ORR/short PFS	11 nM
KIT Exon 11/14			28 nM
KIT Exon 11/17	Activation loop		0.1 nM
PDGFRα D842V		No highly effective therapy in any line	0.24 nM



Avapritinib kinome selectivity

Ongoing clinical trials

NAVIGATOR GIST

Phase 1 advanced GIST

VOYAGER GIST

Phase 3 trial of avapritinib vs. regorafenib in 3L and 4L GIST

KIT, KIT proto-oncogene receptor tyrosine kinase; PDGFRA, platelet-derived growth factor alpha; IC_{50}, concentration causing 50% inhibition; L, line; JM, juxtamembrane; ORR, objective response rate; PFS, progression-free survival.
Kinome illustrations reproduced courtesy of Cell Signaling Technology, Inc. (CSTI) (www.cellsignal.com). Blueprint Medicines is not responsible for the content of the CSTI site.
[1]Evans E, et al. Sci Transl Med. 2017;9(414). pii: eaao1690.

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NAVIGATOR Phase 1 study design


Part 1 dose escalation
Advanced GIST
(N = 46)
RP2D*
avapritinib
PO QD
PDGFRα D842V (n = 33)
registration enabling – fully enrolled
≥3L (n = 116)
≥4L registration enabling – fully enrolled
2L
Ongoing (n ~50)

KEY OBJECTIVES

- Determine MTD/RP2D, safety, PK and clinical activity by line of therapy and mutational status
- ORR/DOR per central radiology assessment (mRECIST 1.1) for planned NDA and MAA regulatory filings

RP2D, recommended Phase 2 dose; PO, orally; QD, once daily; MTD, maximum tolerated dose; PK, pharmacokinetics; DOR, duration of response; mRECIST, modified Response Evaluation Criteria in Solid Tumors; NDA, New Drug Application; MAA, Marketing Authorization Application.
*MTD 400 mg; RP2D 300 mg.

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Demography and baseline characteristics 11 Parameter All patients (N = 231) Age (years), median (range) 62 (25, 90) GIST mutational subtype, %(n) KIT PDGFR D842V PDGFR non-D842V 72% (167) 24% (56) 4% (8) Metastatic disease, % (n) 89% (205) Largest target lesion size, %(n) ≤5 cm >5–≤10 cm >10 cm Pending 34% (79) 40% (93) 20% (47) 5% (12) No. prior kinase inhibitors, %(n) Median (range) 0 1 2 3 4 ≥5 PDGFR 1 (0-6) 17% (11) 37% (24) 19% (12) 11% (7) 8% (5) 8% (5) KIT 4 (1-11) 0 19% (31) 8% (14) 20% (34) 23% (38) 30% (50) Efficacy populations *Similar to Phase 3 trial population (VOYAGER). Data are preliminary and based on a cutoff date of October 15, 2018. PDGFR D842V 3L/4L regorafenib-naïve* 2L ≥4L

Adverse events ≥20% 12 Safety population; all doses (N = 231) AE, % (n) Any Grade Grade 1 Grade 2 Grade 3 Grade 4 Nausea 61% (142) 46% (106) 13% (30) 3% (6) 0 Fatigue 55% (127) 21% (48) 28% (64) 6% (15) 0 Anemia 46% (107) 5% (11) 15% (35) 25% (58) 1% (3) Periorbital edema 40% (93) 34% (79) 6% (13) <1% (1) 0 Diarrhea 39% (90) 22% (50) 13% (30) 4% (10) 0 Vomiting 38% (88) 30% (69) 6% (14) 2% (5) 0 Decreased appetite 35% (82) 23% (54) 9% (20) 3% (8) 0 Peripheral edema 33% (77) 23% (53) 10% (22) <1% (2) 0 Increased lacrimation 31% (72) 28% (64) 3% (8) 0 0 Memory impairment* 26% (60) 19% (45) 6% (15) 0 0 Constipation 23% (53) 14% (32) 8% (18) <1% (2) <1% (1) Face edema 23% (53) 19% (43) 4% (9) <1% (1) 0 Hair color changes 21% (49) 20% (46) <1% (2) <1% (1) 0 Dizziness 20% (47) 16% (38) 3% (8) <1% (1) 0 • Most AEs are grade 1 or 2 • No treatment-related grade 5 AEs • 8.7% (20) of patients discontinued due to related AEs • Grade 3-4 treatment-related AEs ≥2%: anemia, fatigue, hypophosphatemia, increased bilirubin, decreased white blood count/neutropenia, and diarrhea AE, adverse event. *The most commonly reported cognitive AE

Best response by central radiology in PDGFR D842V GIST 13 98% of patients with tumor reduction PD SD PR CR-100 -80 -60 -40 -20 0 20 Maximum reduction – sum of diameter change from baseline, % n = 56 patients across all dose levels PD, progressive disease; SD, stable disease; PR, partial response; CR, complete response.

ORR and DOR by central radiology in PDGFR D842V GIST 14 Best response* n = 56 mRECIST 1.1%(n) [95% CI] ORR 84% (47) [71.7-92.47] CR/PR* 9% (5)/75% (42) SD 16% (9) CBR† 96% (54) [87.7-99.6] DOR 12-month DOR 76.3%; 12-month PFS 81.3% 0 3 6 9 12 15 18 21 24 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 All doses 47 36 25 19 14 8 5 3 1 Duration of response probability (%) Months from first dose Censored CI, confidence interval; CBR, clinical benefit rate. *4 PR pending confirmation. Patients who have had ≥1 post-baseline radiographic assessment. Response evaluable includes all doses. † PR + SD lasting ≥4 months.

Best response by central radiology in ≥4L GIST 15

ORR and DOR by central radiology ≥4L GIST 16 mDOR, median duration of response; NE, not estimatable *1 PR pending confirmation. Patients who have had ≥1 post-baseline radiographic assessment. Response evaluable includes 300 mg and 400 mg. †PR + SD lasting ≥4 months Best response* n = 109 mRECIST 1.1%(n) [95% CI] ORR 20% (22) [13.1-29.0] CR/PR* 1% (1)/19% (21) SD 46% (50) CBR† 40% (44) [31.1-50.2] DOR 0 3 6 9 12 15 18 300-400 mg 22 18 6 3 2 1 0 Duration of response probability (%) Months from first dose Censored mDOR 7.3 months (95% CI: 7.2-NE) 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0

Best response by central radiology in 3L/4L regorafenib-naïve GIST* 17*Similar to Phase 3 trial population (VOYAGER), except that PDGFR D842V patients (ORR 80%) are not included here.

ORR and DOR by central radiology in 3L/4L regorafenib-naïve GIST 18 mDOR 10.2 months (95% CI: 4.2-NE) *All responses are confirmed. Patients who have had ≥1 post-baseline radiographic assessment. Response evaluable includes 300 mg and 400 mg. †PR + SD lasting ≥4 months Non-D842V patients best response* n = 23 mRECIST 1.1%(n) [95% CI] ORR 26% (6) [10.0-48.4] CR/PR 0% (0)/26% (6) SD 57% (13) CBR† 70% (16) [47.1-86.8] DOR 0 3 6 9 12 300-400 mg 6 5 2 2 0 Duration of response probability (%) Months from first dose Censored 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0

Best response by mutational profile in ≥4L GIST 19 -100 -50 0 50 100 Best response (RECIST) PD SD CR PR V654A or T670I positiveV654A and T670I negative n = 109 patients 300/400 mg; baseline genotype per ct-DNA and tumor sequencing Best response* n = 109 V654A or T670I POSITIVE, % (n) (n = 25) V654A and T670I NEGATIVE, % (n) (n = 84) ORR 0 26% (22)* CR/PR 0/0 1% (1)/ 25% (21)† SD 28% (7) 51% (43) CBR‡ 8% (2) 49% (41) PD 72% (18) 23% (19) ct-DNA, circulating tumor DNA. *Patients who have had ≥1 post-baseline radiographic assessment. Response evaluable includes 300 mg and 400 mg. † Includes 1 unconfirmed PR. ‡PR + SD lasting ≥4 months

Avapritinib has important clinical activity in advanced GIST 20 PDGFRα D842V n = 56 ≥4L all patients n = 109 3L/4L regorafenib- naïve non-D842V n = 23 2L non-D842V n = 20 ORR (central radiology), % (n) [95% CI] 84% (47) [72-92] 20% (22) [13.1-29.0] 26% (6) [10.2-48.4] 25% (5) [9-49] mDOR (central radiology), months [95% CI] NE [NE, NE] 7.3 [7.2-NE] 10.2 [4.2-NE] NR CBR (central radiology), % (n) [95% CI] 96% (54) [88-100] 40% (44) [31.1-50.2] 70% (16) [47.1-86.8] NR mPFS (central radiology), months [95% CI] NE [NE, NE] 3.7 [3.5-5.6] 8.6 [5.6-14.7] NR mPFS (investigator), months [95% CI] 22.8 [20.8-28.4] 5.5 [3.8-6.8] 10.2 [5.7-NE] NR Benchmarks PDGFRα D842V Approved agents: ORR ~0% mPFS ~3 mo mOS ~15 mo 4L imatinib re-treatment: ORR ~0% PFS 1.8 mo 3L regorafenib: ORR ~5% PFS 4.8 mo 2L sunitinib: ORR ~7% PFS 6 mo NR, not reported; mPFS, median progression-free survival; mOS, median overall survival. ORR is not an endpoint for 2L but is early signal readout.

• Phase 1 NAVIGATOR study demonstrates favorable tolerability and encouraging clinical activity across lines of therapy – Most AEs were grade 1 or 2, with manageable on-target toxicity – Important efficacy in PDGFRα D842V GIST and refractory, ≥4L GIST supports regulatory filing – Encouraging activity in 3L/4L regorafenib-naïve GIST indicates the potential for a favorable outcome in the ongoing randomized Phase 3 VOYAGER study – Mutational profiling analyses and promising 2L data provide strong rationale for genotype-selected 2L study 21 Avapritinib has the potential to change GIST treatment paradigms

Acknowledgments 22 We would like to thank the participating patients, their families, all study co-investigators, and research coordinators at the following institutions: • OHSU Knight Cancer Institute • Fox Chase Cancer Center • Royal Marsden Hospital/Institute of Cancer Research • University of Duisburg-Essen • Asan Medical Centre • University Hospitals Leuven • Erasmus MC Cancer Institute • Vall d’ Hebron Institute of Oncology • Centre Leon Berard • Institut Gustave Roussy • Memorial Sloan Kettering Cancer Center • Maria Sklodowska-Curie Institute – Oncology Center • University of Miami Sylvester Comprehensive Cancer Center • MD Anderson Cancer Center • Sarcoma Oncology Centre • Dana-Farber Cancer Institute Editorial and medical writing support were provided by Lauren Fink, PhD, of Cello Health Communications, and were funded by Blueprint Medicines.

Transforming GIST treatment with precision therapy Ben Wolf, MD, PhD, SVP Clinical Development

Current GIST treatment paradigm based on sequential therapy

Precision therapy	Multi-kinase therapy		
1L	2L	3L	4L+
imatinib	sunitinib	regorafenib	No approved therapy
~60% ORR ~19 months PFS	~7% ORR ~6 months PFS	~5% ORR ~4.8 months PFS	

Key Limitations

- No effective therapy for PDGFRA D842V GIST
- No highly effective therapy beyond imatinib for KIT GIST
- Diagnostics are not commonly used to guide patient care

blueprint MEDICINES

ORR, overall response rate; PFS, progression-free survival.

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Avapritinib is a potentially transformative selective KIT/PDGFRA inhibitor Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. All compounds were screened at 3 uM concentration against a panel of 392 wild type kinase constructs using the KINOMEscan assay platform at DiscoveRx Corporation. The size of the circle indicates binding potency. The bigger the circle, the more potently the compound binds to the particular kinase. 25 Precision therapies Multi-kinase therapies imatinib avapritinib sunitinib regorafenib DCC-2618 Approved Investigational

NAVIGATOR enables proof-of-concept and expedited regulatory submissions Data previously reported at CTOS Annual Meeting in November 2018. Data cutoff date: October 15, 2018. DoR, duration of response. 26 1L 2L 3L 4L+ PDGFRα D842V (~5-6%) 84% ORR 12-month DoR of 76% ► Anticipated initial NDA submission for PDGFRA-driven and ≥4L GIST ► ORR and DoR per central radiology are primary endpoints for registration All patients 20% ORR 7.3 months median DoR

Data show potential for improved ORR and durable benefit in 3L GIST

► Patients with PDGFRα D842V GIST are eligible to participate in VOYAGER study

1L	2L	3L	4L+

PDGFRα D842V (~5-6%)

84% ORR

12-month DoR of 76%

Non-PDGFRα D842V (3L)

26% ORR

8.6 months median PFS

All patients (4L+)

20% ORR

7.3 months median DoR

Data previously reported at CTOS Annual Meeting in November 2018. Data cutoff date: October 15, 2018.

blueprint MEDICINES

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Initial data show encouraging activity for avapritinib in 2L GIST ORR data previously reported at CTOS Annual Meeting in November 2018. Data cutoff date: October 15, 2018. Estimate 5-6% of primary GIST population has a PDGFRα D842V mutation. 28 ORR in unselected population Non-PDGFRα D842V 25% PDGFRα D842V 94% Potential avapritinib activity in unselected population For illustration purposes only. Actual results will vary.

Selection strategy in 2L GIST has the potential to optimize patient outcomes 29 -100 -50 0 50 100 V654A and T670I negative V654A or T670I positive Increased avapritinib activity in KIT V654A/T670I negative patients (~75-80% of population) NAVIGATOR study ctDNA analysis Estimated frequency of KIT V654A/T670I mutations based on NAVIGATOR study ctDNA analyses and independent published data. Reported NAVIGATOR study ctDNA analyses from 4L+ population. ctDNA data previously reported at CTOS Annual Meeting in November 2018. Data cutoff date: October 15, 2018. In 2L GIST, sunitinib has shown activity against KIT V654A and T670I mutations Potential avapritinib activity in selected population (KIT V654A/T670I negative) For illustration purposes only. Actual results will vary.

Plan to initiate registration-enabling Phase 3 COMPASS-2L study in 2H 2019 R, randomized 30 R 1:1 avapritinib sunitinib Primary endpoint: PFS Select KIT V654A/T670I negative 2L GIST ctDNA genotyping

Advancing development of avapritinib across all lines of GIST treatment 31 PDGFR exon 18 ORR 84%; 12 mo DoR 76% Ph 1 NAVIGATOR Study Plan to submit NDA in 1H 2019 ≥4L ORR 20.2%; mDoR 7.3 months Ph 1 NAVIGATOR Study Plan to submit NDA in 1H 2019 3L/4L regorafenib-naïve Non-D842V initial ORR 26%; mPFS 8.6 mo Ph 3 VOYAGER Study Expect to complete enrollment in 2H 2019 2L Non-D842V initial ORR 25% Ph 3 COMPASS-2L Study Plan to initiate 2L precision medicine trial in 2H 2019 Data previously reported at CTOS Annual Meeting in November 2018. mDoR, median duration of response.

Realizing our vision: 6 registration-enabling studies expected in 2019

DRUG CANDIDATE (TARGET)	DISCOVERY	PRECLINICAL	PHASE 1-2	PIVOTAL[1]	COMMERCIAL RIGHTS
avapritinib (KIT & PDGFRα)	Phase 1 NAVIGATOR – Advanced PDGFRA-driven and 4L GIST				*
	Phase 1 NAVIGATOR – Advanced 3L GIST				
	Phase 1 NAVIGATOR – Advanced 2L GIST				
	Phase 3 VOYAGER – Advanced 3L GIST				
	Phase 3 COMPASS-2L – Advanced 2L GIST (planned 2H 2019)				
	Phase 1 EXPLORER – Advanced SM				
	Phase 2 PATHFINDER – Advanced SM				
	Phase 2 PIONEER – Indolent and smoldering SM (planned by end of 2018)				
BLU-554 (FGFR4)	Phase 1 – Advanced hepatocellular carcinoma				
BLU-667 (RET)	Phase 1 ARROW – Advanced NSCLC, thyroid and other cancers[2]				
BLU-782 (ALK2)	Fibrodysplasia ossificans progressiva				
3 undisclosed kinase targets					
Immunokinase targets	Up to 5 cancer immunotherapy programs; development stage undisclosed				Roche **

[1] Potential for study to be registration-enabling. NAVIGATOR trial also has potential to be registration-enabling for fourth-line GIST. [2] ARROW trial includes a basket cohort that consists of other advanced solid tumors with RET alterations.

* CStone Pharmaceuticals has exclusive rights to develop and commercialize avapritinib, BLU-554 and BLU-667 in Mainland China, Hong Kong, Macau and Taiwan. Blueprint Medicines retains all rights in the rest of the world.

** Blueprint Medicines has U.S. commercial rights for up to two programs. Roche has worldwide commercialization rights for up to three programs and ex-U.S. commercialization rights for up to two programs.

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Thank you